UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd., Suite 111, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A includes financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated July 9, 2004. The Registrant hereby amends its report on the Current Report on Form 8-K filed July 9, 2004.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

Effective June 1, 2004, the Company acquired selected assets (primarily fixed assets) and assumed selected liabilities of Curley and Associates, LLC, a Florida corporation (“CurleyMed”). CurleyMed was a medical staffing company located in Stanford, Florida, which specialized in travel placements of allied healthcare professionals. CurleyMed had approximately 200 clients in over 40 states. The Company intends to retain CurleyMed’s current infrastructure, including its management team and key employees.

The terms of the asset purchase included a $200,000 cash payment at closing, an $800,000 short-term promissory note, a $525,000 eighteen month promissory note and 662,025 shares of the Company’s restricted common stock valued at $2.42 per share. Additionally, the owners of CurleyMed will receive contingent payments in the form of an earnout equal to the greater of 25% of the gross profit in 2004, 2005 and 2006 in excess of the 2003 actual gross profit or 50% of the net income in 2004, 2005 and 2006 in excess of the 2003 actual net income.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the Company’s future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The following information is attached hereto as Exhibit 99.1:

Financial Statements for the Years Ended December 31, 2003 and 2002

•	Independent Auditor’s Report

•	Balance Sheets as of December 31, 2003 and December 31, 2002

•	Statements of Operations and Members’ Equity for the years ended December 31, 2003 and December 31, 2002

•	Statements of Cash Flows for the years ended December 31, 2003 and December 31, 2002

•	Notes to Financial Statements

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Unaudited Financial Statements

•	Balance Sheets as of March 31, 2004 and March 31, 2003

•	Statements of Operations and Members’ Equity for the three months ended March 31, 2004 and March 31, 2003

•	Statements of Cash Plans for the three months ended March 31, 2004 and 2003

•	Notes to Financial Statements

(b)	Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2:

Introduction to Unaudited Pro Forma Consolidated Financial Data

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2004

Exhibit Index

(c)	Exhibits

2.1 Asset Purchase Agreement by and among Curley and Associates, LLC, a Florida limited liability company, Noal Curley and Beth Curley, individual residents of Florida, and MedTech Medical Staffing of Orlando, Inc., a Delaware corporation.*

99.1 Financial Statements of Curley and Associates, LLC

99.2 Pro Forma Financial Statements

*	Previously filed with the registrant’s Current Report on Form 8-K filed July 9, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors

Date: November 15, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Financial Statements of Curley and Associates, LLC

99.2	Pro Forma Financial Statements

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